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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated January 20, 2000, except as to Note 9, which is as of February 11, 2000, relating to the financial statements for the year ended December 31, 1999 which appear in Mercury Interactive Corporation's Annual Report on Form 10-K. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

                                          /s/ PricewaterhouseCoopers LLP

San Jose, California

April 5, 2000

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